EXHIBIT 99.1

Integrated Electrical Services Reports Fiscal 2014 First Quarter Results

HOUSTON, Feb. 10, 2014 (GLOBE NEWSWIRE) -- Integrated Electrical Services, Inc. (or "IES") (Nasdaq:IESC) today announced financial results for its fiscal 2014 first quarter. The results for the first quarter of 2014 include the first full quarter of the Infrastructure Solutions segment, which was created as part of the acquisition of MISCOR Group, Ltd. ("MISCOR") completed on September 13, 2013.

FIRST QUARTER 2014 FINANCIAL HIGHLIGHTS

  Revenue of $120.1 million for the first quarter of 2014, a decrease of 5.6% compared with the first quarter of 2013
  Gross profit of $18.1 million for the first quarter of 2014, an improvement of $0.1 million compared with the first quarter of 2013; Gross margins for the quarter improved to 15.1% of revenue as compared to gross margins of 14.1% of revenue for the first quarter of 2013
  Net income per share from continuing operations of $0.02 per share for the first quarter of 2014
  Adjusted earnings per share from continuing operations (as defined below) of $0.04 per share for the first quarter of 2014
  Adjusted EBITDA (as defined below) of $1.9 million for the first quarter of 2014, a decrease of $2.2 million compared with the first quarter of 2013
  Backlog was approximately $214 million at December 31, 2013, a $10 million increase from September 30, 2013

MANAGEMENT COMMENTARY

James Lindstrom, Chairman and Chief Executive Officer stated, "We are pleased to report results for the first quarter. Most importantly, our first significant strategic initiative in many years, the acquisition of MISCOR, added an estimated $0.05 to our adjusted earnings per share during the quarter. The completion of the MISCOR acquisition has added a new stream of income that partially offset the anticipated decline in the operating income of our Communications segment during the quarter. Looking forward, we remain focused on disciplined growth, maintaining efficient and profitable operations and pursuing acquisition candidates that fit our investment criteria."

Robert Lewey, IES' Chief Financial Officer, added, "In light of this decrease in operating income in the Communications segment, we made the appropriate cost reductions, while continuing to build our services efforts and pursue additional large scale, mission critical projects in this segment. We experienced strong revenue and gross margin expansion during the first quarter in our Residential segment and will continue to evaluate actions to improve our operating margins across the company. With gradually improving backlog and dynamics in our markets, we believe that we are well-positioned for improved financial results for the second half of 2014."

NET OPERATING LOSS (NOL)

The Company estimates that it has available NOL carryforwards for U.S. federal income tax purposes of approximately $466 million at September 30, 2013. The Company's common stock is subject to a Rights Plan dated January 28, 2013 intended to assist in limiting the number of 5% or more owners and thus reduce the risk of a possible "change of ownership" under Section 382 of the Internal Revenue Code. Any such "change of ownership" under these rules would limit or eliminate the ability of the Company to use its existing NOLs for federal income tax purposes. There is no guaranty, however, that the Rights Plan will achieve the objective of preserving the value or realization of the NOLs.

NON-GAAP FINANCIAL MEASURES AND OTHER ADJUSTMENTS

This press release includes certain financial measures that are not calculated in accordance with generally accepted accounting principles in the U.S. ("GAAP"). Management believes that these measures provide useful information to our investors by reflecting additional ways to view aspects of the Company's operations that, when reconciled to the corresponding GAAP measures, help our investors to better identify underlying trends in our business and facilitate easier comparisons of our financial performance with prior and future periods and to our peers. Non-GAAP financial measures should not be considered in isolation from, or as a substitute for, financial information calculated in accordance with GAAP. Investors are encouraged to review the reconciliation of these non-GAAP measures to their most directly comparable GAAP financial measures. A reconciliation of the non-GAAP financial measures presented above to GAAP results has been provided in the financial tables included in this press release.

For further details on the Company's financial results, please refer to the Company's annual report on Form 10-K for the fiscal year ended September 30, 2013 and quarterly report on Form 10-Q for the period ended December 31, 2013, to be filed with the Securities and Exchange Commission by February 10, 2014.

ABOUT INTEGRATED ELECTRICAL SERVICES, INC.

Integrated Electrical Services, Inc. is a holding company that, with the completion of the MISCOR acquisition, owns and manages diverse operating subsidiaries, comprised of providers of industrial products and infrastructure services to a variety of end markets. Our 2,700 employees serve clients in the United States and abroad. For more information about IES, please visit www.ies-corporate.com.

Certain statements in this release are "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934, all of which are based upon various estimates and assumptions that the Company believes to be reasonable as of the date hereof. In some cases, you can identify forward-looking statements by terminology such as "may," "will," "could," "should," "expect," "plan," "project," "intend," "anticipate," "believe," "seek," "estimate," "predict," "potential," "pursue," "target," "continue," the negative of such terms or other comparable terminology. These statements involve risks and uncertainties that could cause the Company's actual future outcomes to differ materially from those set forth in such statements. Such risks and uncertainties include, but are not limited to, the ability of our controlling shareholder to take action not aligned with other shareholders; the sale or disposition of the shares of our common stock held by our majority shareholder, which, under certain circumstances, would trigger change of control provisions in our severance plan or financing and surety arrangements; the possibility that certain tax benefits of our net operating losses may be restricted or reduced in a change in ownership; limitations on the availability of sufficient credit or cash flow to fund our working capital needs, capital expenditures and debt service; difficulty in fulfilling the covenant terms of our credit facilities; competition in our respective industries, both from third parties and former employees, which could result in the loss of one or more customers or lead to lower margins on new projects; the inability to achieve, or difficulties and delays in achieving potential benefits of the acquisition of MISCOR Group, Ltd.; challenges integrating other new businesses into the Company or new types of work, products or processes into our divisions; fluctuations in operating activity due to downturns in levels of construction, seasonality and differing regional economic conditions; a general reduction in the demand for our services; a change in the mix of our customers, contracts and business; our ability to successfully manage projects; possibility of errors when estimating revenue and progress to date on percentage-of-completion contracts; additional closures or sales of facilities could result in significant future charges and a significant disruption of our operations; inaccurate estimates used when entering into fixed-priced contracts; the cost and availability of qualified labor; increased cost of surety bonds affecting margins on work and the potential for our surety providers to refuse bonding or require additional collateral at their discretion; increases in bad debt expense and days sales outstanding due to liquidity problems faced by our customers; the recognition of potential goodwill, long-lived assets and other investment impairments; credit and capital market conditions, including changes in interest rates that affect the cost of construction financing and mortgages, and the inability for some of our customers to retain sufficient financing which could lead to project delays or cancellations; accidents resulting from the physical hazards associated with our work and the potential for accidents; our ability to pass along increases in the cost of commodities used in our business, in particular, copper, aluminum, steel, fuel and certain plastics; potential supply chain disruptions due to credit or liquidity problems faced by our suppliers; loss of key personnel and effective transition of new management; success in transferring, renewing and obtaining electrical and construction licenses; uncertainties inherent in estimating future operating results, including revenues, operating income or cash flow; disagreements with taxing authorities with regard to tax positions we have adopted; the recognition of tax benefits related to uncertain tax positions; complications associated with the incorporation of new accounting, control and operating procedures; the financial impact of new or proposed accounting regulations; the effect of litigation, claims and contingencies, including warranty losses, damages or other latent defect claims in excess of our existing reserves and accruals; warranty losses or other unexpected liabilities stemming from former divisions which we have sold or closed; growth in latent defect litigation in states where we provide residential electrical work for home builders not otherwise covered by insurance; changes in the assumptions made regarding future events used to value our stock options and performance-based stock awards; the ability of IES to enter into, and the terms of, future contracts; the inability to carry out plans and strategies as expected; future capital expenditures and refurbishment, repair and upgrade costs; delays in refurbishment and upgrade projects; and liabilities under laws and regulations protecting the environment.

You should understand that the foregoing, as well as other risk factors discussed in this document and in the Company's annual report on Form 10-K for the year ended September 30, 2013, could cause future outcomes to differ materially from those expressed in such forward-looking statements. The Company undertakes no obligation to publicly update or revise any information, including information concerning its controlling shareholder, net operating losses, borrowing availability, or cash position, or any forward-looking statements to reflect events or circumstances that may arise after the date of this release.

Forward-looking statements are provided in this press release pursuant to the safe harbor established under the private Securities Litigation Reform Act of 1995 and should be evaluated in the context of the estimates, assumptions, uncertainties, and risks described herein.

General information about Integrated Electrical Services, Inc. can be found at http://www.ies-corporate.com under "Investors." The Company's annual report on Form 10-K, quarterly reports on Form 10-Q and current reports on Form 8-K, as well as any amendments to those reports, are available free of charge through the Company's website as soon as reasonably practicable after they are filed with, or furnished to, the SEC.

INTEGRATED ELECTRICAL SERVICES, INC. AND SUBSIDIARIES
CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
(DOLLARS IN MILLIONS, EXCEPT PER SHARE DATA)
(UNAUDITED)

	Three Months Ended December 31,
	2013	2012

Revenues	$ 120.1	$ 127.3
Cost of services	102.0	109.3
Gross profit	18.1	18.0
Selling, general and administrative expenses	17.5	14.9
Income from operations	0.6	3.1
Interest expense, net	0.5	0.6
Other expense (income), net	(0.2)	1.7
Provision for income taxes	--	0.1
Net income from continuing operations	0.3	0.6
Net loss from discontinued operations	(0.1)	(0.1)
Net income	$ 0.1	$ 0.5

Income (loss) per share:
Continuing operations	$ 0.02	$ 0.04
Discontinued operations	$ (0.01)	$ (0.01)
Basic	$ 0.01	$ 0.03

Diluted income (loss) per share:
Continuing operations	$ 0.02	$ 0.04
Discontinued operations	$ (0.01)	$ (0.01)
Diluted	$ 0.01	$ 0.03

Shares used in the computation of income (loss) per share:
Basic (in thousands)	17,817	14,802
Diluted (in thousands)	17,899	14,919

INTEGRATED ELECTRICAL SERVICES, INC. AND SUBSIDIARIES
NON-GAAP RECONCILIATION OF ADJUSTED EBITDA
(DOLLARS IN MILLIONS)
(UNAUDITED)

	Three Months Ended December 31,
	2013	2012

Net income from continuing operations	$ 0.3	$ 0.6
Provision for income taxes	--	0.1
Interest expense, net	0.5	0.6
Depreciation and amortization	0.6	0.5
EBITDA	1.4	1.9
Non-cash equity compensation expense	0.2	0.5
Impact to cost of sales from purchase accounting adjustments to inventory	0.4	--
Reserve related to receivable from former surety	(0.1)	1.7
Adjusted EBITDA	$ 1.9	$ 4.1

INTEGRATED ELECTRICAL SERVICES, INC. AND SUBSIDIARIES
NON-GAAP RECONCILIATION OF ADJUSTED NET INCOME (LOSS)
(DOLLARS IN MILLIONS)
(UNAUDITED)

	Three Months Ended December 31,
	2013	2012

Net income from continuing operations	$ 0.3	$ 0.6
Non-cash equity compensation expense	0.2	0.5
Impact to cost of sales from purchase accounting adjustments to inventory	0.4	--
Reserve related to receivable from former surety	(0.1)	1.7
Adjusted net income	$ 0.8	$ 2.9

Adjusted income per share:
Basic	$ 0.04	$ 0.19
Diluted	$ 0.04	$ 0.19

Shares used in the computation of income per share:
Basic (in thousands)	17,817	14,802
Diluted (in thousands)	17,899	14,919

INTEGRATED ELECTRICAL SERVICES, INC. AND SUBSIDIARIES
SELECTED BALANCE SHEET AND CASH FLOW INFORMATION
(DOLLARS IN MILLIONS)
(UNAUDITED)

	December 31, 2013	December 31, 2012

Selected Balance Sheet Data:
Cash and cash equivalents	$ 17.3	$ 28.4
Net working capital (excludes cash and cash equivalents)	$ 32.1	$ 24.6
Goodwill and intangible assets	$ 17.9	$ 4.4
Total assets	$ 165.2	$ 165.2
Total debt	$ 12.9	$ 10.2
Total stockholders' equity	$ 62.6	$ 53.8

Liquidity:
Cash and cash equivalents plus borrowing availability	$ 23.1	$ 50.0

Three Months Ended December 31,
	2013	2012

Cash provided (used) in operating activities	$ (2.2)	$ 3.3
Cash used in investing activities	$ (0.3)	$ (0.4)
Cash used in financing activities	$ (1.0)	$ (0.8)

INTEGRATED ELECTRICAL SERVICES, INC. AND SUBSIDIARIES
OPERATING SEGMENT STATEMENTS OF OPERATIONS
(DOLLARS IN MILLIONS)
(UNAUDITED)

COMMUNICATIONS
	Three Months Ended December 31,
	2013	2012

Revenues	$ 24.6	$ 40.1
Cost of services	20.7	32.9
Gross profit	3.9	7.2
Selling, general and administrative expenses	2.6	3.2
Corporate allocations	0.3	0.3
Income from operations	$ 1.0	$ 3.7

Other data:
Depreciation & amortization expense	$ 0.1	$ 0.1
Total assets	$ 22.0	$ 34.1

RESIDENTIAL
	Three Months Ended December 31,
	2013	2012

Revenues	$ 41.2	$ 36.0
Cost of services	33.8	29.9
Gross profit	7.4	6.1
Selling, general and administrative expenses	6.2	4.9
Corporate allocations	0.3	0.3
Income from operations	$ 1.0	$ 0.9

Other data:
Depreciation & amortization expense	$ 0.1	$ 0.1
Total assets	$ 34.7	$ 31.9

INTEGRATED ELECTRICAL SERVICES, INC. AND SUBSIDIARIES
OPERATING SEGMENT STATEMENTS OF OPERATIONS
(DOLLARS IN MILLIONS)
(UNAUDITED)

COMMERCIAL & INDUSTRIAL
	Three Months Ended December 31,
	2013	2012

Revenues	$ 41.2	$ 51.1
Cost of services	37.3	46.5
Gross profit	3.9	4.6
Selling, general and administrative expenses	2.9	3.2
Corporate allocations	0.5	0.5
Income from operations	$ 0.4	$ 0.9

Other data:
Depreciation & amortization expense	$ 0.1	$ 0.1
Total assets	$ 46.4	$ 54.4

INFRASTRUCTURE SOLUTIONS
	Three Months Ended December 31,
	2013	2012

Revenues	$ 13.0	$ --
Cost of services	10.2	--
Gross profit	2.9	--
Selling, general and administrative expenses	2.2	--
Corporate allocations	0.2	--
Income from operations	$ 0.5	$ --

Other data:
Depreciation & amortization expense	$ 0.2	$ --
Total assets	$ 27.8	$ --

Note: Infrastructure Solutions results include the $0.4 million impact to cost of sales from purchase accounting adjustments to inventory

INTEGRATED ELECTRICAL SERVICES, INC. AND SUBSIDIARIES
OPERATING SEGMENT STATEMENTS OF OPERATIONS
(DOLLARS IN MILLIONS)
(UNAUDITED)

CORPORATE & OTHER
	Three Months Ended December 31,
	2013	2012

Revenues	$ --	$ --
Cost of services	--	--
Gross profit	--	--
Selling, general and administrative expenses	3.4	3.6
Corporate allocations	(1.3)	(1.2)
Loss from operations	(2.2)	(2.4)
Interest and other expense, net	0.3	2.3
Provision for income taxes	--	0.1
Net loss from continuing operations	$ (2.6)	$ (4.8)

Other data:
Depreciation & amortization expense	$ 0.1	$ 0.3
Total assets	$ 34.4	$ 44.7

INTEGRATED ELECTRICAL SERVICES, INC. AND SUBSIDIARIES
DISCONTINUED OPERATIONS STATEMENT OF OPERATIONS
(DOLLARS IN MILLIONS)
(UNAUDITED)
	Three Months Ended December 31,
	2013	2012

Revenues	$ 0.1	$ 0.5
Cost of services	0.1	0.5
Gross profit	(0.1)	0.1
Selling, general and administrative expenses	0.1	0.2
Loss from discontinued operations	(0.1)	(0.1)
Provision for income taxes	--	--
Net loss from discontinued operations	$ (0.1)	$ (0.1)

CONTACT: Robert Lewey, CFO
         Integrated Electrical Services, Inc.
         713-860-1500